UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 7, 2015

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                   Completion of Acquisition or Disposition of Assets.

On January 7, 2015, Global Partners LP (the “Partnership”) completed the acquisition by Global Montello Group Corp. (“Montello”), a wholly owned subsidiary of the Partnership, of 100% of the equity interests in Warren Equities, Inc. (“Warren”) from The Warren Alpert Foundation pursuant to the Stock Purchase Agreement, dated as of October 3, 2014, by and among Warren, as the company, The Warren Alpert Foundation, as the seller, and Montello, as buyer, and solely with respect to Section 10.20 and the other provisions in Article 10 related thereto, the Partnership, as buyer guarantor (the “Stock Purchase Agreement”), as amended.  The acquisition includes 147 company-owned Xtra Mart convenience stores and related fuel operations, 53 commission agent locations and fuel supply rights for approximately 320 dealers.  The acquired properties are located in Massachusetts, Maine, New Hampshire, Connecticut, New York, Rhode Island, New Jersey, Pennsylvania, Maryland and Virginia. The purchase price, subject to post-closing adjustments, was approximately $387 million, including working capital. The acquisition was funded with borrowings under the Partnership’s credit facility and with proceeds from the Partnership’s public offering of 3,565,000 common units, which closed on December 10, 2014.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on October 9, 2014, the First Amendment to Stock Purchase Agreement, a copy of which is filed as Exhibit 2.2 hereto, and the Second Amendment to Stock Purchase Agreement, a copy of which is filed as Exhibit 2.3 hereto, each of which is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

Any financial statements that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information.

Any pro forma financial information that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit Number	Description
2.1*

Stock Purchase Agreement, dated as of October 3, 2014, by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Solely with Respect to Section 10.20 and the Other Provisions in Article 10 Related Thereto, Global Partners LP, as Buyer Guarantor (incorporated by reference to Exhibit 2.1 to Global Partners LP’s Current Report on Form 8-K filed on October 9, 2014 (File No. 001-32593)).

2.2

First Amendment to Stock Purchase Agreement dated as of December 12, 2014 by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Global Partners LP, as Buyer Guarantor.

2.3

Second Amendment to Stock Purchase Agreement dated as of January 7, 2015 by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Global Partners LP, as Buyer Guarantor.

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	GLOBAL GP LLC
its General Partner

Dated: January 13, 2015		By:	/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*

Stock Purchase Agreement, dated as of October 3, 2014, by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Solely with Respect to Section 10.20 and the Other Provisions in Article 10 Related Thereto, Global Partners LP, as Buyer Guarantor (incorporated by reference to Exhibit 2.1 to Global Partners LP’s Current Report on Form 8-K filed on October 9, 2014 (File No. 001-32593)).

2.2

First Amendment to Stock Purchase Agreement dated as of December 12, 2014 by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Global Partners LP, as Buyer Guarantor.

2.3

Second Amendment to Stock Purchase Agreement dated as of January 7, 2015 by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Global Partners LP, as Buyer Guarantor.

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.